UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

International Business Machines Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

Telephone Voting

Dialog between application and the caller

IVR:	Welcome to Investorvote at Computershare. <pause>

To vote, you’ll need to supply some information from your proxy card, this will only take a moment. If you don’t have your card handy, feel free to hang-up and call back when you’re ready. To start, please enter the control number (pause), this is the 6 digit number that is circled and located in the colored bar on the front of the card.

Caller:	Enters 6-digit control number

IVR:	Next, I’m going to need your holder account number. This number is underlined and located next to the control number. Please enter that number now, excluding any letters or leading zeroes.

Caller:	Enters holder acct number

IVR:	Thank you, please hold while I verify those numbers.

This message will play repeatedly until the host system responds	three seconds of silence followed by... ) ... still verifying (three more seconds of silence)... please continue to hold...

IVR :

Before you can vote, I need to verify one last piece of information. Located on the proxy card next to the underlined account number is a box that contains your proxy access number. Please enter that number now.

Caller:	Enters 5-digit access number

IVR:	Thank you, please hold while I verify that number...

IVR:	Ok, you’ll be voting your proxy for...

IVR:	IBM Corporation

IVR:	You can vote one of two ways. To vote all proposals in accordance with the recommendations of the Board of Directors, press 1. To vote one proposal at a time, press 2.

Caller:	Presses 2

IVR:	Ok, let’s vote on each proposal.

IVR:	Proposal number 1. The Board of Directors recommends a vote for all nominees.

You have three ways to vote this item. You can vote for all nominees, withhold from all nominees or withhold from individual nominees. To vote for ‘all’ nominees, press 1; withhold from all, press 2 or withhold from individual nominees, press 3. To cancel and start over, press star.

Caller:	If 1or 2 is pressed, record and then go to proposal #2. If 3 is pressed take individual withhold selection(s) and then go to proposal #2.

IVR:	Okay, we will withhold the nominees you specify...

For each nominee listed on your card, there is a corresponding two-digit number. Enter the number corresponding to the nominee you want to withhold.

Caller:	Presses number (number of nominee)

IVR:	Ok, withholding from nominee number... .

... (repeats number)

To withhold your vote from another nominee, enter the two-digit number. If there are no other nominees you wish to withhold press zero. If you’ve made a mistake and want to start over, press star.

Caller:	Presses 0

IVR:	Ok, finished withholding for nominees

IVR:	Proposal number 2. For which the Board of Directors recommends a vote “for”. To vote, “for”, press 1; vote “against”, press 2; or to “abstain”, press 3.

Caller:	Presses 1, 2 or 3

IVR:	Proposal number 3. For which the Board of Directors recommends a vote “against”. To vote, “for”, press 1; vote “against”, press 2; or to “abstain”, press 3.

Caller:	Presses 1, 2 or 3

IVR:	Proposal number 4. For which the Board of Directors recommends a vote “against”. To vote, “for”, press 1; vote “against”, press 2; or to “abstain”, press 3.

Caller:	Presses 1, 2 or 3

IVR:	Proposal number 5. For which the Board of Directors recommends a vote “against”. To vote, “for”, press 1; vote “against”, press 2; or to “abstain”, press 3.

Caller:	Presses 1, 2 or 3

IVR:	Proposal number 6. For which the Board of Directors recommends a vote “against”. To vote, “for”, press 1; vote “against”, press 2; or to “abstain”, press 3.

Caller:	Presses 1, 2 or 3

IVR:	Proposal number 7. For which the Board of Directors recommends a vote “against”. To vote, “for”, press 1; vote “against”, press 2; or to “abstain”, press 3.

Caller:	Presses 1, 2 or 3

IVR:	If you are planning on attending the meeting press 1, otherwise press 2

Caller:	Presses 1or 2

IVR:	Ok, you’ve finished voting but before we process your vote let me list your choices and then you can confirm your vote at the end.

You’ve elected to vote as follows... .

Playback vote confirmation...

If this is correct, press 1; to hear how you voted again, press 2 and to change your vote, press 3.

Caller:	Presses 1

IVR:	Please hold while I record your vote.

This message will play repeatedly until the host system responds	(three seconds of silence followed by... ) ... please continue to hold...

IVR:

<earcon> Your vote has been recorded. It is not necessary for you to mail in your proxy card. If you have another proxy card or wish to change your vote, press 1, otherwise I’m now going to end this call.

Caller:	timeout

IVR:	Thank you for voting, goodbye.

Caller:	Hang-up.

Internet Voting

Voting and Consent Enclosure

[IBM Logo]

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on April 29, 2008.

The proxy statement and the annual report to security holders are available at www.ibm.com/investor/material

Vote by Internet

1.                                       Read the accompanying Proxy Statement and Proxy/Voting Instruction Card.

2.                                       Go to website www.ibm.com/investor/vote

3.                                       Follow the simple instructions provided at the log-in site.

4.                                       Your vote will be immediately confirmed and posted.

Vote by Telephone

1.                                       Read the accompanying Proxy Statement and Proxy/Voting Instruction Card.

2.                                       Call the toll-free number, 1-800-652-VOTE (8683). Stockholders residing outside the United States, Canada and Puerto Rico should call 1-781-575-2300.

3.                                       The phone script will provide simple instructions.

4.                                       Your vote will be immediately confirmed and posted.

You may also vote by using the enclosed Proxy Voting Instruction Card.   Please date, sign and return the card in the enclosed envelope.

If you vote through the Internet or by telephone, please do not return your proxy card.

Proxy vote

Vote your IBM proxy online

Thank you for choosing to participate in the program to vote your proxy through the Internet. Please read this page and click on the “proceed” button below to fill out and submit your proxy.

To vote online you must use numbers that appear in the blue shaded area on your proxy card.

Your online vote authorizes the named proxies in the same manner as if you marked, signed, dated and returned the proxy card. If you choose to vote your shares online, there is no need for you to mail back your proxy card.

When you click on “proceed” you will leave the IBM web site and enter the secure Computershare proxy voting site.

Proceed

International Business Machines Corporation
Armonk, New York 10504

Proxy Solicited by the Board of Directors for the Annual Meeting of Stockholders — April 29, 2008

Samuel J. Palmisano, Mark Loughridge, Robert C. Weber, and Daniel E. O’Donnell, or any of them individually and each of them with the power of substitution, are hereby appointed Proxies of the undersigned to vote all common stock of International Business Machines Corporation owned on the record date by the undersigned at the Annual Meeting of Stockholders to be held in the
Ballroom of the Charlotte Convention Center, 501 South College Street, Charlotte, North Carolina, at 10 a.m. on Tuesday, April 29, 2008, or any adjournment or postponement thereof.

THE PROXIES WILL VOTE USING THE DIRECTIONS PROVIDED BELOW. THE PROXIES ARE ALSO AUTHORIZED TO VOTE UPON ALL OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING, OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF, UTILIZING THEIR OWN DISCRETION AS SET FORTH IN THE NOTICE OF 2008 ANNUAL MEETING AND PROXY STATEMENT.

THIS PROXY WILL ALSO BE USED TO PROVIDE VOTING INSTRUCTIONS TO THE TRUSTEE FOR ANY SHARES OF COMMON STOCK OF INTERNATIONAL BUSINESS MACHINES CORPORATION HELD IN THE IBM STOCK FUND INVESTMENT ALTERNATIVE UNDER THE IBM 401 (k) PLUS PLAN ON THE RECORD DATE, AS SET FORTH IN THE NOTICE OF 2008 ANNUAL MEETING AND PROXY STATEMENT.

Director nominees:

01. C. Black	04. M.L. Eskew	07. J.W. Owens	10. S. Taurel
02. W.R. Brody	05. S.A. Jackson	08. S.J. Palmisano	11. L.H. Zambrano
03. K.I. Chenault	06. L.A. Noto	09. J.E. Spero

You may vote in accordance with the recommendations of the IBM Board of Directors, or you may vote for each item separately.

Directors’ Recommendations

Click below to cast your vote in accordance with the recommendations of International Business Machines Corporation’s Board of Directors.

Vote with Board of Directors

IBM’s Directors recommend a vote FOR all Nominees.

1. Election of Directors for a Term of One Year

☐  FOR all Nominees ☐  WITHHOLD vote from all Nominees

☐  FOR all Nominees EXCEPT those selected below

☐  01. C. Black

☐  02. W.R. Brody

☐  03. K.I. Chenault

☐  04. M.L. Eskew

☐  05. S.A. Jackson

☐  06. L.A. Noto

☐  07. J.W. Owens

☐  08. S.J. Palmisano

☐  09. J.E. Spero

☐  10. S. Taurel

☐  11. L.H. Zambrano

IBM’s Directors recommend a vote FOR Proposal 2.

2. Ratification of Appointment of Independent Registered Public Accounting Firm	☐ FOR	☐ AGAINST	☐ ABSTAIN

IBM’s Directors recommend a vote AGAINST Proposal 3.

3. Stockholder Proposal on Cumulative Voting	☐ FOR	☐ AGAINST	☐ ABSTAIN

IBM’s Directors recommend a vote AGAINST Proposal 4.

4. Stockholder Proposal on Executive Compensation	☐ FOR	☐ AGAINST	☐ ABSTAIN

IBM’s Directors recommend a vote AGAINST Proposal 5.

5. Stockholder Proposal on Board Committee on Human Rights	☐ FOR	☐ AGAINST	☐ ABSTAIN

IBM’s Directors recommend a vote AGAINST Proposal 6.

6. Stockholder Proposal on Special Meetings	☐ FOR	☐ AGAINST	☐ ABSTAIN

IBM’s Directors recommend a vote AGAINST Proposal 7.

7. Stockholder Proposal on Advisory Vote on Executive Compensation	☐ FOR	☐ AGAINST	☐ ABSTAIN

Click “Continue” to view a summary of your voting instructions

Continue

International Business Machines Corporation

Confirm Your Voting Selections

Step 4

☐  Click here if you are attending the meeting.

Final Voting Submission

If you wish to register your voting preferences as indicated, press ‘Submit’ to continue. If you wish to change your voting preferences, use the ‘Back’ button below. Please be sure to press the ‘submit’ button otherwise your vote will not be counted.

IBM’s Directors recommend a vote FOR all Nominees.

1. Election of Directors for a Term of One Year

☐  FOR all Nominees ☐  WITHHOLD vote from all Nominees

☐  FOR all Nominees EXCEPT those selected below

☐  01. C. Black

☐  02. W.R. Brody

☐  03. K.I. Chenault

☐  04. M.L. Eskew

☐  05. S.A. Jackson

☐  06. L.A. Noto

☐  07. J.W. Owens

☐  08. S.J. Palmisano

☐  09. J.E. Spero

☐  10. S. Taurel

☐  11. L.H. Zambrano

IBM’s Directors recommend a vote FOR Proposal 2.

2. Ratification of Appointment of Independent Registered Public Accounting Firm

IBM’s Directors recommend a vote AGAINST Proposal 3.

3. Stockholder Proposal on Cumulative Voting

IBM’s Directors recommend a vote AGAINST Proposal 4.

4. Stockholder Proposal on Executive Compensation

IBM’s Directors recommend a vote AGAINST Proposal 5.

5. Stockholder Proposal on Board Committee on Human Rights

IBM’s Directors recommend a vote AGAINST Proposal 6.

6. Stockholder Proposal on Special Meetings

IBM’s Directors recommend a vote AGAINST Proposal 7.

7. Stockholder Proposal on Advisory Vote on Executive Compensation

Back Submit

International Business Machines Corporation

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Finish

Thank you. Your voting preferences have been submitted and have been processed.

To vote another IBM proxy, click HERE

To go to the IBM Investor Relations Web site, click HERE

International Business Machines Corporation